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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 6, 2001

                               Dade Behring Inc.

            (Exact name of registrant as specified in its charter)

          Delaware                 333-13523                36-3949533
(State or other jurisdiction      (Commission              IRS Employer
     of incorporation)            File Number)        Identification Number)

1717 Deerfield Road, Deerfield, Illinois                     60015-0778
(Address of principal executive offices)                     (Zip Code)
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Item 5     Other Events

           The Registrant announced financial information on April 6, 2001.

Item 7     Financial Statements, Pro Forma Financial Information and
           Exhibits.


           (c)  Exhibits
           Press Release.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Dade Behring Inc.
                                         (Registrant)



                                     By: /s/ Jeffrey G. Naylor
                                     Name: Jeffrey G. Naylor
                                     Title: Senior Vice President and
                                     Chief Financial and Administration Officer)
                                     (Duly Authorized Officer of Registrant)